                                              Alex S. DePersis
                                              President & CEO
                                              (607) 779-2584
                                              Website: www.bsbbank.com


           BSB BANCORP, INC. EARNS $5,004,000 IN SECOND QUARTER OF 1998

  Binghamton, NY, July 23, 1998 - BSB Bancorp, Inc. (NASDAQ:BSBN), holding company for BSB Bank & Trust Company, announced record net income for the quarter ended June 30, 1998 of $5,004,000, compared to $4,118,000 for the same quarter in 1997, an increase of 21.5%. The return on average equity increased to 15.79% for the quarter ended June 30, 1998 from 14.40% for the same quarter in 1997. The return on average assets was 1.16% for the quarter ended June 30, 1998 and 1.14% for the quarter ended June 30, 1997. For the quarter ended June 30, 1998, diluted earnings per share increased 19.1% to $0.56, compared to $0.47 for the same period in 1997.

  Net income for the six months ended June 30, 1998 was $9,514,000, compared to $8,128,000 for the same period in 1997, an increase of 17.1%. For the six months ended June 30, 1998, diluted earnings per share increased 15.1% to $1.07, compared to $0.93 for the same period in 1997.

  Alex S. DePersis, President and CEO of the Bank said, "We continue to focus on several factors which have provided solid results for the second quarter of 1998. Net interest income continues to grow due to continued strong loan originations during the quarter. Non-interest income also continued to increase, with a 23% rise over the second quarter of 1997. Cost control measures have produced an efficiency ratio that remains one of the best in the country. These factors can be attributed to the strong financial results produced for the second quarter of 1998."

  Net interest income was $17,556,000 for the second quarter of 1998, compared to $14,754,000 for the second quarter of 1997, an increase of 19.0%. The interest rate margin remained stable at 4.30% for the second quarter of 1998 compared to 4.32% for the second quarter of 1997. The provision for credit losses was $2,919,000 for the quarter ended June 30, 1998 and $2,354,000 for the quarter ended June 30, 1997. Non-performing assets decreased 9.2% from $12.4 million as of June 30, 1997 to $11.3 million as of June 30, 1998. The allowance for possible credit losses increased from $17.9 million as of June 30, 1997 to $20.7 million as of June 30, 1998. Net charge-offs during the second quarter of 1998 amounted to $2,027,000, or 0.63% of average loans outstanding compared to $1,995,000, or 0.74% of average loans outstanding in the second quarter of 1997. Non-performing loans at June 30, 1998 were $8,931,000, or 0.69% of total gross loans outstanding compared to $8,522,000, or 0.77% of total gross loans outstanding at June 30, 1997. Other real estate owned as a result of property

-------------------------------------------------------------------------------------------------------
BSB BANCORP, INC.                                          (DOLLARS IN THOUSANDS-EXCEPT PER SHARE DATA)
CONSOLIDATED STATEMENTS OF INCOME
-------------------------------------------------------------------------------------------------------
                                                              THREE MONTHS ENDED        SIX MONTHS ENDED
                                                                        JUNE 30,                JUNE 30,
                                                               1998         1997        1998        1997
                                                            -------      -------     -------     -------
Interest income:
  Interest and fees on loans                                $30,381      $25,085     $58,772     $48,705
  Interest on investment securities                           5,649        4,845      10,612       9,903
  Interest on mortgages held for sale                           363           72         538          85
-------------------------------------------------------     -------      -------     -------     -------
        Total interest income                                36,393       30,002      69,922      58,693
-------------------------------------------------------     -------      -------     -------     -------
Interest expense:
  Interest on savings deposits                                  982          981       1,915       1,926
  Interest on time accounts                                  11,765        8,699      22,124      17,029
  Interest on money market deposit accounts                   3,094        2,900       6,118       5,670
  Interest on NOW accounts                                      230          203         445         397
  Interest on borrowed funds                                  2,766        2,465       5,480       4,596
-------------------------------------------------------     -------      -------     -------     -------
        Total interest expense                               18,837       15,248      36,082      29,618
-------------------------------------------------------     -------      -------     -------     -------
Net interest income                                          17,556       14,754      33,840      29,075
Provision for credit losses                                   2,919        2,354       5,704       4,813
-------------------------------------------------------     -------      -------     -------     -------
Net interest income after provision for credit losses        14,637       12,400      28,136      24,262
Gains (losses) on sale of securities                           (359)         (14)       (503)        (18)
Losses on sale of loans                                        (133)         (89)       (380)        (90)
Non-interest income:
  Service charges on deposit accounts                           667          549       1,276       1,067
  Credit card fees                                              315          216         555         358
  Mortgage servicing fees                                       294          277         573         556
  Fees and commissions-brokerage services                       167           91         250         208
  Trust fees                                                    242          162         473         321
  Other charges, commissions, and fees                          313          330         581         493
-------------------------------------------------------     -------      -------     -------     -------
        Total non-interest income                             1,998        1,625       3,708       3,003
-------------------------------------------------------     -------      -------     -------     -------
Non-interest expense:
  Salaries, pensions, and other employee benefits             3,727        3,345       7,403       6,720
  Building occupancy                                            690          688       1,370       1,385
  Dealer commission expense                                     389          520         614         764
  Computer service fees                                         293          224         549         438
  Services                                                      768          583       1,514       1,024
  FDIC insurance                                                 43           40          82          60
  Goodwill                                                       74           74         148         148
  Interchange fees                                              231          136         399         241
  Other real estate                                              61          197          81         447
  Other expenses                                              1,765        1,415       3,264       2,611
-------------------------------------------------------     -------      -------     -------     -------
       Total non-interest expense                             8,041        7,222      15,424      13,838
-------------------------------------------------------     -------      -------     -------     -------
Income before income taxes                                    8,102        6,700      15,537      13,319
Provision for income taxes                                    3,098        2,582       6,023       5,191
-------------------------------------------------------     -------      -------     -------     -------
NET INCOME                                                  $ 5,004      $ 4,118     $ 9,514     $ 8,128
=======================================================     =======      =======     =======     =======
Earnings per share:
  Basic                                                       $0.58        $0.48       $1.11       $0.96
  Diluted                                                     $0.56        $0.47       $1.07       $0.93

BSB BANCORP, INC.    (Dollars In Thousands-Except Per Share Data)
CONSOLIDATED STATEMENTS OF CONDITION
------------------------------------

                                                                 JUNE 30,    DECEMBER 31,
                                                                   1998          1997
                                                                -----------  -------------
ASSETS
Cash and due from banks                                         $   66,205     $   36,066
Investment securities available for sale                           354,844        271,120
Investment securities held to maturity (market value $11,192
 and $14,141)                                                       11,036         13,868
Mortgages held for sale                                             14,740          7,459
Loans:
 Commercial                                                        727,954        654,243
 Consumer                                                          337,985        299,307
 Real estate                                                       231,559        252,247
--------------------------------------------------------------  ----------     ----------
   Total loans                                                   1,297,498      1,205,797
Less:       Unearned discounts                                         255            595
     Allowance for possible credit losses                           20,746         19,207
--------------------------------------------------------------  ----------     ----------
       Net loans                                                 1,276,497      1,185,995
Bank premises and equipment                                          9,537          9,500
Accrued interest receivable                                         12,597         11,118
Other real estate                                                    2,335          2,784
Intangible assets                                                    1,745          1,893
Other assets                                                        23,104         20,768
--------------------------------------------------------------  ----------     ----------
                                                                $1,772,640     $1,560,571
                                                                ==========     ==========

LIABILITIES & SHAREHOLDERS' EQUITY
Due to depositors                                               $1,411,797     $1,239,508
Borrowings                                                         210,187        178,644
Other liabilities                                                   22,390         21,553
Commitments
Shareholders' Equity:
 Preferred Stock, par value $0.01 per share;
   authorized 2,500,000 shares; none issued                              0              0
 Common Stock, par value $0.01 per share;
   authorized 30,000,000 shares; 11,204,484
   and 11,159,924 shares issued                                        112            112
 Additional paid-in capital                                         29,705         29,215
 Undivided profits                                                 127,761        122,029
 Accumulated comprehensive income                                      461           (733)
 Treasury stock, at cost: 2,603,192 and 2,602,692 shares           (29,773)       (29,757)
--------------------------------------------------------------  ----------     ----------
   Total Shareholders' Equity                                      128,266        120,866
--------------------------------------------------------------  ----------     ----------
                                                                $1,772,640     $1,560,571
                                                                ==========     ==========

BSB BANCORP, INC.                                            (IN THOUSANDS-EXCEPT PER SHARE AMOUNTS)
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------
                                               QUARTER ENDED JUNE 30,     SIX MONTHS ENDED JUNE 30,
OPERATIONS DATA                                   1998           1997         1998             1997
--------------------------------------------   -------     ----------   ----------          -------
Total interest income                          $36,393     $   30,002   $   69,922          $58,693
Total interest expense                          18,837         15,248       36,082           29,618
Net interest income                             17,556         14,754       33,840           29,075
Provision for credit losses                      2,919          2,354        5,704            4,813
Gains (losses) on sale of securities              (359)           (14)        (503)             (18)
Gains (losses) on sale of loans                   (133)           (89)        (380)             (90)
Non-interest income                              1,998          1,625        3,708            3,003
Operating expense                                8,041          7,222       15,424           13,838
Income tax expense                               3,098          2,582        6,023            5,191
Net income                                       5,004          4,118        9,514            8,128
--------------------------------------------   -------     ----------   ----------          -------
SELECTED FINANCIAL DATA
--------------------------------------------
Yield on earning assets (1)                       8.91%          8.79%        8.88%            8.76%
Cost of funds (1)                                 4.78           4.67         4.76             4.63
Interest rate spread during the period (1)        4.13           4.12         4.12             4.13
Interest rate margin during the period (1)        4.30           4.32         4.30             4.34
Return on average assets (1)                      1.16           1.14         1.15             1.15
Return on average equity (1)                     15.79          14.40        15.22            14.37
Equity to assets (2)                              7.24           7.79         7.24             7.79
Operating expenses to average assets (1)          1.87           2.01         1.86             1.96
Efficiency ratio                                 41.12          44.09        41.08            43.14
--------------------------------------------   -------     ----------   ----------          -------
PER SHARE DATA
--------------------------------------------
Basic earnings                                 $  0.58     $     0.48   $     1.11          $  0.96
Diluted earnings                               $  0.56     $     0.47   $     1.07          $  0.93
Book value                                     $ 14.91     $    13.41   $    14.91          $ 13.41
Dividends paid                                 $  0.22     $     0.17   $     0.44          $  0.34
Dividend payout ratio                            37.81%         34.45%       39.75%           34.85%
(1) Annualized  (2) At period ended
--------------------------------------------
FINANCIAL CONDITION DATA AT JUNE 30,                             1998         1997   PERCENT CHANGE
--------------------------------------------               ----------   ----------          -------
Assets                                                     $1,772,640   $1,465,726            20.94%
Earning assets                                              1,657,117    1,373,804            20.62
Gross loans                                                 1,297,498    1,106,891            17.22
Investment securities                                         365,880      281,019            30.20
Deposits                                                    1,411,797    1,138,868            23.96
Borrowings                                                    210,187      194,894             7.85
Shareholders' equity                                          128,266      114,212            12.31
Allowance for possible credit losses                           20,746       17,915            15.80
Non-performing loans                                            8,931        8,522             4.80
Other real estate                                               2,335        3,891           -39.99
Trust assets                                                  277,528      224,256            23.75
Mortgage serviced loans                                       437,118      358,757            21.84
--------------------------------------------               ----------   ----------          -------
AVERAGE BALANCES (YTD)
--------------------------------------------
Assets                                                     $1,661,031   $1,411,971            17.64
Earning assets                                              1,574,319    1,339,586            17.52
Gross loans                                                 1,262,035    1,062,690            18.76
Investment securities                                         318,275      292,191             8.93
Deposits                                                    1,316,458    1,114,893            18.08
Borrowings                                                    198,106      165,624            19.61
Shareholders' equity                                          125,054      113,086            10.58
Shares outstanding                                          8,590,157    8,475,878             1.35
Diluted shares outstanding                                  8,885,833    8,724,880             1.84

acquired by foreclosure or by deed in lieu of foreclosure declined from $3,891,000 at June 30, 1997 to $2,335,000 at June 30, 1998.

  The Bank had net losses on the sale of loans and securities of $492,000 for the quarter ended June 30, 1998 and net losses of $103,000 for the quarter ended June 30, 1997. Non-interest income was $1,998,000 for the second quarter of 1998 and $1,625,000 for the second quarter of 1997. Operating expense increased from $7,222,000 for the second quarter of 1997 to $8,041,000 for the second quarter of 1998. The Bank's Efficiency Ratio, which consists of operating expense divided by recurring revenues (net interest income and non-interest income) on a pre-tax basis, remains very favorable compared to our peer groups', at 41.12% for the second quarter of 1998.

  Total assets were $1,772,640,000 at June 30, 1998 and $1,465,726,000 at June
30, 1997, an increase of 20.9%. Shareholders' equity was $128,266,000, or 7.24% of assets, at June 30, 1998 and $114,212,000, or 7.79% of assets, at June 30, 1997. Book value per share was $14.91 at June 30, 1998 and $13.41 at June 30, 1997. Gross loans were $1,297,498,000 at June 30, 1998 and $1,106,891,000 at
June 30, 1997, an increase of 17.2%. Total deposits were $1,411,797,000 at June 30, 1998 and $1,138,868,000 at June 30, 1997, an increase of 24.0%. Borrowings increased from $194,894,000 at June 30, 1997 to $210,187,000 at June 30, 1998
primarily to fund loan growth. The allowance for possible credit losses increased from $17,915,000 at June 30, 1997 to $20,746,000 at June 30, 1998, an
increase of 15.8%.

BSB Bancorp, Inc.
Quarters Ended June 30,         1998        1997
---------------------------  ----------  ----------
Net Income                   $5,004,000  $4,118,000
Earnings Per Share
   Basic                     $     0.58  $     0.48
   Diluted                   $     0.56  $     0.47

Six Months Ended June 30,          1998        1997
---------------------------  ----------  ----------
Net Income                   $9,514,000  $8,128,000
Earnings Per Share
   Basic                     $     1.11  $     0.96
   Diluted                   $     1.07  $     0.93